FRP Holdings, Inc. Investor Day MAY 22, 2025

FRP HOLDINGS, INC. Safe Harbor Disclosures Investors are cautioned that any statements in this press release which relate to the future are, by their nature, subject to risks and uncertainties that could cause actual results and events to differ materially from those indicated in such forward-looking statements. These include, but are not limited to: the possibility that we may be unable to find appropriate investment opportunities; levels of construction activity in the markets served by our mining properties; demand for flexible warehouse/office facilities in the Baltimore-Washington-Northern Virginia area; demand for apartments in Washington D.C. and Greenville, South Carolina; our ability to obtain zoning and entitlements necessary for property development; the impact of lending and capital market conditions on our liquidity, development costs and project timelines; our ability to finance projects or repay our debt; general real estate investment and development risks; vacancies in our properties; risks associated with developing and managing properties in partnership with others; competition; our ability to renew leases or re-lease spaces as leases expire; illiquidity of real estate investments; bankruptcy or defaults of tenants; the impact of restrictions imposed by our credit facility; the level and volatility of interest rates; environmental liabilities; inflation risks; cybersecurity risks; as well as other risks listed from time to time in our SEC filings; including but not limited to; our annual and quarterly reports. We have no obligation to revise or update any forward-looking statements, other than as imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements. To supplement the financial results presented in accordance with GAAP, FRP presents a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The non-GAAP financial measure included in this Presentation is net operating income (NOI). FRP uses this non-GAAP financial measure to analyze its continuing operations and to monitor, assess, and identify meaningful trends in its operating and financial performance. This measure is not, and should not be viewed as, a substitute for GAAP financial measures. 2INVESTOR DAY 2025

FRP HOLDINGS, INC. Agenda 3INVESTOR DAY 2025 FRP Holdings, Inc. 2025 Investor Day Welcome Who We Are What We Do Where We Are Going CEO Wrap Up Q&A

John Baker III, CEO

Building Success Over Time

Corporate Action Legend

- Corporate
- Industrial
- Multifamily
- Mining & Royalty

DEAL FLOW

1980s

1986
Spin-off from Florida Rock Industries

1988
Arundel purchase; FRP Development Founded

1990s

1993
Rezoned Anacostia site for residential / commercial use

1999
Industrial portfolio reached ~1M Sq Ft

2000s

2005
Industrial portfolio reached ~2M Sq Ft

2006
Formed Brooksville Quarry JV with Vulcan Materials

2008
Began development of Patriot Business Park

2010s

2012
Acquired Four Corners

2012
Industrial portfolio reached 3M Sq Ft

2014
Formed first JV with MRP and commenced construction Dock 79 in DC

2015
FRP & Trucking splits into 2 public entities

2018
Acquired the Bryant St. lands and commenced construction on Maren with MRP

2018
Sold Warehouse portfolio ($347M / ~4M Sq Ft)

2018
Commenced construction on The Maren adjacent to Dock 79 with MRP

2019
Formed first JV's with Woodfield to develop Riverside and .408 Jackson in Greenville, SC

2019
Acquired Cranberry Industrial Park

2020s

2020
Acquired land and began construction on The Verge

2020
Industrial land bought in Aberdeen, MD

2021
Acquired land for Chelsea Rd industrial building

2022
Acquired Blandford

2022
Acquired land to develop the Mechanics Valley Rd Industrial project

2023
Entered into JV's with Woodfield to develop Estero (FL) and Woven (SC) projects

2023
Washington D.C., FRPH and MRP entered into partnership with SIC

2024
2 Industrial JVs in FL, BBX Logistics

FRP HOLDINGS, INC.   INVESTOR DAY 2025   5

FRP HOLDINGS, INC. FRP Holdings at a Glance (NASDAQ: FRPH) INVESTOR DAY 2025 6 Who We Are A nimble but disciplined real estate investment and development company with experience and expertise in property acquisition, development and management What We Do Develop, build, manage and own industrial, multifamily, and commercial properties, supported by stable and growing income stream from mining royalties

FRP HOLDINGS, INC. Cumulative Cash Reinvestment Corporate Strategy - How We Do It INVESTOR DAY 2025 7 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $0 $50 $100 $150 $200 $250 $300 $350 2018 2019 2020 2021 2022 2023 2024 N O I ($ M ) C A S H ( $ M ) Cumulative Cash Reinvestment & Cash Position vs. Pro-rata NOI Per Year Cash Position – Per Year NOI

FRP HOLDINGS, INC. Shifting Portfolio Back To Industrial & Commercial INVESTOR DAY 2025 8 9% 11% 12% 21% 28% 33% 46% 48% 44% 45% 2019 2021 2024 2028E 2030E Industrial & Commercial Multi-Family $14.2M $17.6M $38.1M $50.0M $75.0M Pro Rata NOI ($M) 2019 2021 2024 2028E 2030E Industrial & Commercial 9% 11% 12% 21% 28% Multifamily 33% 46% 48% 44% 45% Mining 65% 51% 38% 30% 25% Development (7%) (8%) 2% 5% 2% Total $14.2 $17.6 $38.1 $50.0 $75.0

David deVilliers III, President & COO

FRP HOLDINGS, INC. Patient, Flexible Investment Strategy Designed to Maximize NOI Growth Over the Long-Term Seek Markets That Provide Strong Economics and Employment Fundamentals Deploy Expertise in Ground-Up Development Value-Add Acquisitions: Strong Balance Sheet and Cash Flow Creates Ability to Opportunistically Take Advantage of Any Market Condition Repeatable, Strategic Partnership Approach to Entering Markets – Reduces Risk and Maximizes Local Experience and Knowledge – Synergistic Approach to Partnering Corporate Strategy - How We Do It INVESTOR DAY 2025 10 Strong Balance Sheet, Geographic & Asset Focus, & Targeted Investments Drive Long-Term Growth in Net Operating Income (NOI) Chelsea Road

FRP HOLDINGS, INC. Business Segments INDUSTRIAL / COMMERCIAL • The Industrial and Commercial Segment owns, leases and manages in-service commercial properties wholly owned by the Company or through Joint Ventures. • Focus on development opportunities in the Mid-Atlantic and Southeastern US • Continued evolution of supply chains, and proximity to customers, helps drive demand for our product INVESTOR DAY 2025 11 DESCRIPTIONS & FOCUS MULTIFAMILY • The Multifamily Segment of our portfolio is composed of both consolidated and unconsolidated joint ventures, focusing on residential apartment communities. • Partner with local developers who bring extensive regional expertise and knowledge allowing us to diversify into new markets and reduce our capital risk • Provides portfolio diversification benefits, and non-correlated growth opportunities to our currently focused development strategy & industrial assets MINING & ROYALTY • The Company owns 14 aggregate quarries located in Florida, Georgia and Virginia, which comprise approximately 16,650 total acres. The Company’s quarries are subject to mining royalty leases with Vulcan Materials, Martin Marietta, Cemex, Argos, and The Concrete Company. • Royalties are based on a per ton, fixed percentage of the previous year average sales price of aggregates, which captures additional NOI from both increases in tonnage and increases in pricing. DEVELOPMENT • The Development Segment is the engine for our strategic approach to expanding and diversifying our real estate portfolio through high-value in- house development and collaborative joint ventures. • This segment encompasses a range of real estate projects across FRP’s portfolio until the project reaches the appropriate stage to be moved to either the Multifamily Segment or the Industrial and Commercial Segment.

FRP HOLDINGS, INC. INVESTOR DAY 2025 12 Mining & Royalties

FRP HOLDINGS, INC. Industrial & Commercial 13INVESTOR DAY 2025

FRP HOLDINGS, INC. Multifamily INVESTOR DAY 2025 14

FRP HOLDINGS, INC. $1.9 $2.7 $3.9 $4.5 '21 '22 '23 '24 INDUSTRIAL AND COMMERCIAL 2021-2024: 33.4% CAGR $8.9 $10.2 $11.7 $14.4 $0.0 $5.0 $10.0 $15.0 $20.0 '21 '22 '23 '24 MINING & ROYALTY 2021-2024: 17.2% CAGR Operational Highlights $17.6 $24.2 $30.2 $38.1 $0.0 $10.0 $20.0 $30.0 $40.0 '21 '22 '23 '24 TOTAL PRO RATA NOI 2021-2024: 29.5% CAGR N O I ($ M ) $8.1 $9.5 $8.1 $18.2 '21 '22 '23 '24 MULTIFAMILY 2021-2024: 31.0% CAGR INVESTOR DAY 2025 15

FRP HOLDINGS, INC. INVESTOR DAY 2025 16 Industrial / Commercial

FRP HOLDINGS, INC. Roaring 2010’s INVESTOR DAY 2025 17 • Rental rates, after increasing for 12 years straight, remained flat in 2024. • Vacancy rates are remaining stable in 2025 - the market is showing signs of stabilization as supply and demand move toward better alignment. • Interest rates have steadily declined since their recent highs in the post-covid era. • Favorable supply and demand dynamics are expected to provide a tailwind as demand begins to outpace supply. 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 2025 U .S . 1 0 -y e a r Tr e a su ry Y ie ld ( % ) 10-year Treasury Yield

FRP HOLDINGS, INC. What Makes A Market Attractive INVESTOR DAY 2025 18 DEMOGRAPHIC PROFILE • Diverse – balanced age and socio- economic profile • Positive trends in per capita income • Population growth across broad demographic profiles TRANSPORTATION INFRASTRUCTURE • Strong and varied infrastructure system that supports both business and domestic uses • Multiple access points from a highway, rail, marine and air EMPLOYMENT/ POPULATION GROWTH • Demonstrated population growth supported by net migration • Diverse and varied employment base with growth industries present • Significant runway potential ECONOMIC LANDSCAPE • Established market where national “players” have presence • Low occupancy, healthy rent rate growth • Pro-business attitude from local government

FRP HOLDINGS, INC. INVESTOR DAY 2025 19 Washington D.C. & Baltimore, MD (Capitol Beltway) CURRENTLY PLANNED PROJECTS FLORIDA • Scale in Florida • 200,000 sq. ft – Lakeland, FL – Construction begins mid 2025 (project 1) • 183,000 sq. ft – Fort Lauderdale (Signature Grand JV) - Construction begins mid 2025 (project 2) MARYLAND • 258,000 sq. ft – Harford County (recently completed) • 213,000 sq. ft – Cranberry Phase 2 – Building 1(project 3) • 423,000 sq. ft – Cranberry Phase o 180,000 sq. ft – BLDG 2 o 173,000 sq. ft – BLDG 3 o 70,000 sq. ft – BLD 4 • 900,000 sq. ft – Mechanics Valley (BTS) • And continue to develop in our historic markets of Maryland, Virginia, and Delaware Industrial / Commercial

FRP HOLDINGS, INC. INVESTOR DAY 2025 20 9% 12% 21% 12% 22% 2019 2021 2022 2024 2028E Industrial & Commercial $1.2m $1.9m $2.7m $4.5m $11.2M Industrial / Commercial - Under Construction THREE (3) INDUSTRIAL PROJECTS • Delivered 258,000 SF – Harford Co, MD ($8.15) • 200,000 SF – Lakeland, FL (FRP & Altman JV) ($9 @ 90%) • 183,000 SF – Fort Lauderdale, FL (FRP & Altman JV) ($20 @ 80%) 2024 2028E SqFt. 548,785 1,189,785 NOI* ($M) $4.5 $11.2 Value ($M) $84 $210 *Value based on 5.35% Cap Rate on NOI

FRP HOLDINGS, INC. Potential Target Markets (Industrial & Commercial) INVESTOR DAY 2025 21 FUTURE POTENTIAL PROJECTS • $115M Cash (45%) • $140M Debt (55%) • $255M Total Project Costs (100%) • $17.3M projected NOI (6.75% x $255M) • $315M market value ($17.3M / 5.50%) • Less: $140M Debt • $175M NAV ($115M -------------- $175M = $60M value appreciation) • 1.5x Multiple on Invested Capital (MOIC) Washington D.C. & Baltimore, MD (Capitol Beltway)

FRP HOLDINGS, INC. AUDI FIELD VERGE 664E SIC I, II, III SIC IV MAREN NATIONALS STADIUM PHASES III & IV DOCK 79 Multifamily INVESTOR DAY 2025 22

FRP HOLDINGS, INC. 23INVESTOR DAY 2025 Woven

FRP HOLDINGS, INC. GREENVILLE, SC – Woven Project SCALE IN WASHINGTON D.C. – SIC 1 – Riverfront NAPLES/FT. MYERS, FL – Estero Projects (Phase 1 & Phase2) • $80M Cash (45%), $98M Debt (55%) • $178M Total Project Costs (100%) • $11.6M projected NOI (6.50% x $178M) • $220M market value ($11.6M / 5.25%) • Less: $98M Debt = $122M NAV • $80M CASH $122M NAV = $42M value appreciation) • 1.5x Multiple on Invested Capital (MOIC) Pipeline Value (Multifamily) 24INVESTOR DAY 2025 Washington D.C. & Baltimore, MD (Capitol Beltway) Estero, FL Greenville, SC

FRP HOLDINGS, INC. INVESTOR DAY 2025 25 Mining & Royalties

FRP HOLDINGS, INC. • Despite aggregate volumes remaining relatively flat since 2006, FRPH's royalty income has nearly tripled, driven by steadily increasing aggregate pricing. This upward pricing trend continues to support revenue growth, even though volumes have not surpassed previous highs. Mining & Royalty – Aggregate Fundamentals Table reflects FRPH aggregates royalty and tons only and excludes cement and calcium products 26 $4.8 $9.4 $9.5 $9.5 $10.7 $12.5 $12.9 1.0 5.0 9.0 13.0 $1.5 $4.5 $7.5 $10.5 $13.5 2006 2019 2020 2021 2022 2023 2024 (M ) ($ M ) Aggregate Royalty & Ton Results Aggregate Royalty Aggregate Tons INVESTOR DAY 2025 ‘06-’19 CAGR 5-Year CAGR (‘19-’24) Aggregate Royalty 5.3% 6.4% Aggregate Tons (1.9%) 3.7%

FRP HOLDINGS, INC. Long–Term Growth in Aggregates Demand INFRASTRUCTURE Public Funding Federal State 2021 Infrastructure Bill Increased infrastructure spend from state and local governments 27 NONRESIDENTIAL Private/Public Funding Retail, commercial and heavy industrial Schools, Healthcare & Government Buildings Data Center & E-Commerce Distribution Manufacturing RESIDENTIAL Private Funding Single-family homes Multi-family development Underbuilt Housing Stock in U.S. Powerful Demographic Trends INVESTOR DAY 2025

Mining & Royalty – Aggregate Fundamentals



AGGREGATES PRICING (1975-2024)
Historical Aggregate Pricing: Indexed to Absolute Price in 1982
500
450
400
350
300
250
200
150
100
50
0
'75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24

Chart represents industry aggregates pricing from 1975 -2024

FRP HOLDINGS, INC. INVESTOR DAY 2025 28

FRP HOLDINGS, INC. Second Life 29INVESTOR DAY 2025 FT. MYERS, FL • Vulcan Lease through 2027 (Pit 5 & Pit 8) • 100 Units by Right • Increase to 400 to 475 units • Public Water and Sewer • 2nd Life: $30M BROOKSVILLE, FL • Vulcan Lease through 2027 • Mixed Use Community – 5,800 units – 850,000 SF business – Hotel – Golf Course – School/ Parks • 2nd Life: $30M

FRP HOLDINGS, INC. Residential Lands 30INVESTOR DAY 2025 ABERDEEN OVERLOOK - MD • 344 Residential Lots • $31.1M in funding • Generate $11.2M in interest and profits HAMPSTEAD OVERLOOK - MD • 255 Residential Lots • Funding & Profits TBD LENDING VENTURES • Lend at 10% Interest Rate • Profit Share Above a 20% IRR Aberdeen Overlook Hampstead Overlook

FRP HOLDINGS, INC. Pro Rata NOI ($M) FRPH Investment through '28 Additional Future NOI Additional Future NAV Industrial Currently Under Construction $61.4 $6.6 $80.0 Future Industrial $115.0 $17.3 $175.0 Future Multifamily $80.0 $11.6 $122 Total $256.4 $35.5 $377.0 INVESTOR DAY 2025 31 21% 19% 22% 20% 49% 79% 81% 78% 80% 51% -5000 5000 15000 25000 35000 45000 55000 65000 2019 2021 2022 2024 2030E Industrial & Commercial NOI Multi-Family NOI $6.0M $10.0M $22.7M $58.2M Industrial / Multifamily Pro Rata NOI $12.1M

Matt McNulty, CFO

FRP HOLDINGS, INC. $1.9 $2.7 $3.9 $4.5 '21 '22 '23 '24 INDUSTRIAL AND COMMERCIAL 2021-2024: 33.4% CAGR $8.9 $10.2 $11.7 $14.4 $0.0 $5.0 $10.0 $15.0 $20.0 '21 '22 '23 '24 MINING & ROYALTY 2021-2024: 17.2% CAGR Operational Highlights $17.6 $24.2 $30.2 $38.1 $0.0 $10.0 $20.0 $30.0 $40.0 '21 '22 '23 '24 TOTAL PRO RATA NOI 2021-2024: 29.5% CAGR N O I ($ M ) $8.1 $9.5 $8.1 $18.2 '21 '22 '23 '24 MULTIFAMILY 2021-2024: 31.0% CAGR INVESTOR DAY 2025 33

FRP HOLDINGS, INC. FRP: Sum of the Parts Analysis 34 PART I Asset Type – Income Producing Properties 2025 Annualized Pro Rata NOI ($M) Cap Rate FRP Equity Value Range ($M) Per Share Value INDUSTRIAL $3.4 5.50% - 6.00% $56.5 - $61.6 $2.96 - $3.23 OFFICE & GROUND LEASE $1.8 27.21% - 28.95% $6.1 - $6.4 $0.32 - $0.34 MULTIFAMILY $18.5 5.15% - 5.65% $74.7 - $106.5 $3.91 - $5.58 MINING $12.6 5.00% - 5.50% $228.6 - $251.4 $11.98 - $13.17 CASH on BALANCE SHEET NA NA $142.9 $7.49 TOTAL (Part I): $36.2 NA $509 - $569 $26.65 - $29.81 The cap rates, asset values and per share values are for illustrative purposes only as a reflection of how management views its various assets for purposes of informing management decisions and do not necessarily reflect the price that would be obtained upon a sale of the asset or the associated costs or tax liability. See NAV analysis in slides 40-41 for further information

FRP HOLDINGS, INC. FRP: Sum of the Parts Analysis 35 PART II Development Pipeline FRP Equity Investment ($M) Market Value Range ($M) FRP Equity Value Range ($M) Per Share Value UNDER DEVELOPMENT $60.5 NA $60.5 $3.17 INDUSTRIAL LAND NA $17.9 - $37.0 $17.9 - $37.0 $0.94 - $1.94 FUTURE PHASES OF RIVERFRONT (D.C.) NA $56.9 - $65.6 $56.9 - $65.6 $2.98 - $3.44 RESIDENTIAL LAND NA NA $34.1 $1.79 LOANS MADE TO JV’s NA $12.5 $7.6 $0.40 TOTAL (Part II): NA NA NA $9.27 - $10.73 FUTURE LIABILITIES (OZ TAXES) NA NA ($16.9) ($0.89) TOTAL (Part I+II): $669 - $757 $35.03 - $39.65 Per share calculations based on 19,030,474 shares outstanding

FRP HOLDINGS, INC. 5-Year Development Plan 36 Asset Type FRP Equity ($M) FRP Debt ($M) Pro Rata NOI Addition per Year upon Stabilization ($M) Identified Industrial Developments $91M $40M $9M Prospective Industrial Developments $168M $175M $23M Identified Multifamily Developments $80M $98M $12M Total: $339M $313M $44M 2025-2030 INDUSTRIAL AND MULTIFAMILY DEVELOPMENTS

FRP HOLDINGS, INC. Cumulative Cash Reinvestment Corporate Strategy - How We Do It INVESTOR DAY 2025 37 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $0 $50 $100 $150 $200 $250 $300 $350 2018 2019 2020 2021 2022 2023 2024 N O I ($ M ) C A S H ( $ M ) Cumulative Cash Reinvestment & Cash Position vs. Pro-rata NOI Per Year Cash Position – Per Year NOI

Appendix

FRPH Quarterly Analysis

PART I (CURRENT)

FRP HOLDINGS, INC. QUARTERLY ANALYSIS 3/31/2025

Asset Class	2025 Annualized Pro Rata NOI	Cap Rate Range [1]		Value Range		Debt	FRP Equity Value		$/Share		Notes	
Industrial												
Hollander	$ 2,066,310	5.65%	5.15%	$ 36,571,856	$ 40,122,522	$ -	$ 36,571,856	$ 40,122,522			US Venture Lease @ Hollander included in Ground Lease below	
Cranberry	$ 1,322,004	6.65%	6.15%	$ 19,879,759	$ 21,496,000	$ -	$ 19,879,759	$ 21,496,000			100 bps added to Cranberry Cap Rate vs Hollander	
Total	**$ 3,388,314**	**6.00%**	**5.50%**	**$ 56,451,616**	**$ 61,618,522**	**$ -**	**$ 56,451,616**	**$ 61,618,522**	**$ 2.96**	**$ 3.23**		
Office and Ground Leases												
Ground Leases [2]	$ 1,324,924			$ 1,543,444	$ 1,543,444	$ -					DCF at 10% of 3 ground leases with expirations in 2025 and 2026	
34 Loveton	$ 428,936	9.50%	8.75%	$ 4,515,116	$ 4,902,126	$ -						
Total	**$ 1,753,860**	**28.95%**	**27.21%**	**$ 6,058,560**	**$ 6,445,570**	**$ -**	**$ 6,058,560**	**$ 6,445,570**	**$ 0.32**	**$ 0.34**		
Multifamily [3]												
Maren	$ 3,420,000	5.50%	5.00%	$ 110,392,377	$ 121,431,615	$ (88,000,000)	$ 12,613,178	$ 18,831,360			FRP Share	56.3%
Dock 79	$ 3,620,000	5.50%	5.00%	$ 124,655,647	$ 137,121,212	$ (92,070,000)	$ 17,205,222	$ 23,787,040			FRP Share	52.8%
Bryant Street	$ 6,156,000	5.75%	5.25%	$ 148,486,946	$ 162,628,559	$ (110,000,000)	$ 27,749,550	$ 37,945,823			FRP Share	72.1%
Verge	$ 3,012,000	5.75%	5.25%	$ 85,355,400	$ 93,484,485	$ (69,862,000)	$ 9,508,299	$ 14,497,119			FRP Share	61.4%
.408 Jackson	$ 1,424,000	5.75%	5.25%	$ 61,913,043	$ 67,809,524	$ (49,450,000)	$ 4,985,217	$ 7,343,810			FRP Share	40.0%
Riverside	$ 888,000	5.75%	5.25%	$ 38,608,696	$ 42,285,714	$ (32,000,000)	$ 2,643,478	$ 4,114,286			FRP Share	40.0%
Total	**$ 18,520,000**	**5.65%**	**5.15%**	**$ 569,412,109**	**$ 624,761,110**	**$ (441,382,000)**	**$ 74,704,945**	**$ 106,519,437**	**$ 3.91**	**$ 5.58**		
		Cap Rate Estimate [4]										
Mining (less unrealized rent):	**$ 12,572,000**	**5.50%**	**5.00%**	**$ 228,581,818**	**$ 251,440,000**		**$ 228,581,818**	**$ 251,440,000**	**$ 11.98**	**$ 13.17**		
Income Producing Property Total	**$ 36,234,174**			**$ 1,003,436,102**	**$ 944,265,201**	**$ (441,382,000)**	**$ 365,796,938**	**$ 426,023,529**	**$ 19.16**	**$ 22.32**		
Cash							**$ 142,932,000**	**$ 142,932,000**	**$ 7.49**	**$ 7.49**		
						Income Producing Property and Cash	**$ 508,728,938**	**$ 568,955,529**	**$ 26.65**	**$ 29.81**		

[1] Based on CBRE research from 2024-25 and conversations with brokers

[2] 2025 Annualized NOI: 21st Street: $706,215, lease expires 3/31/2026; Vulcan lease at 664E: $586,844, lease expires 8/31/2026; US Venture ground lease at Hollander: $31,865, lease expires 10/31/2025

[3] NOI numbers presented represent our pro rata NOI based on ownership %'s.

[4] Based on management estimate

[5] $/SF value based on management's submarket analysis

FRP HOLDINGS, INC. INVESTOR DAY 2025 39

FRPH Quarterly Analysis

PART II (UNDER DEVELOPMENT)

Under Development												
Project				**FRP Equity Investment**								
Windlass				$ 5,814,985			$ 5,814,985	$ 5,814,985				
Chelsea				$ 26,093,917			$ 26,093,917	$ 26,093,917			Cost of warehouse nearing completion	
The Woven				$ 2,338,788			$ 2,338,788	$ 2,338,788			Multifamily JV in Greenvile, SC	
Lakeland JV				$ 4,641,500			$ 4,641,500	$ 4,641,500			Industrial JV in Lakeland, FL	
Broward Co JV				$ 22,171,738		$ (718,032)	$ 21,597,312	$ 21,597,312			Industrial JV in Broward County, FL	80%
Total				**$ 61,060,929**			**$ 60,486,503**	**$ 60,486,503**	**$ 3.17**	**$ 3.17**		
Industrial Land	**FAR**	**$/FAR [5]**		**Purchase Price**	**Market Value**							
Crouse	635,000	30		$ 11,400,000	$ 19,050,000		$ 11,400,000	$ 19,050,000				
Mechanics Valley	900,000	20		$ 6,500,000	$ 18,000,000		$ 6,500,000	$ 18,000,000				
Total	**1,535,000**	**$ 24.14**		**$ 17,900,000**	**$ 37,050,000**		**$ 17,900,000**	**$ 37,050,000**	**$ 0.94**	**$ 1.94**		
Future Phases of Riverfront	**FAR**	**Maren Land Value**	**Verge Land Value**	**Value @ Maren Land Comp**	**Value @ Verge Land Comp**							
Phase III	250,000	$ 65.00	$ 75.00	$ 16,250,000	$ 18,750,000		$ 16,250,000	$ 18,750,000				
Phase IV	260,000	$ 65.00	$ 75.00	$ 16,900,000	$ 19,500,000		$ 16,900,000	$ 19,500,000				
664E	365,000	$ 65.00	$ 75.00	$ 23,725,000	$ 27,375,000		$ 23,725,000	$ 27,375,000				
Total	**875,000**			**$ 56,875,000**	**$ 65,625,000**		**$ 56,875,000**	**$ 65,625,000**	**$ 2.98**	**$ 3.44**		
Residential Land												
Brooksville							$ 7,566,025	$ 7,566,025			Basis	
Amber Ridge							$ -	$ -			All principal returned with interest	
Presbyterian							$ 10,587,393	$ 10,587,393			Capital lent less received	
Hampstead							$ 12,187,796	$ 12,187,796			Basis	
Estero							$ 3,736,555	$ 3,736,555			Equity Investment	
Total							**$ 34,077,769**	**$ 34,077,769**	**$ 1.79**	**$ 1.79**		
Loans made to JVs												
Alamo				$ 2,658,134			$ 2,658,134	$ 2,658,134				
Windlass				$ 9,852,056			$ 4,926,028	$ 4,926,028			We are responsible for half of the debt	
Total				**$ 12,510,190**			**$ 7,584,162**	**$ 7,584,162**	**$ 0.40**	**$ 0.40**		
						Development and Raw Land	**$ 176,923,435**	**$ 204,823,435**	**$ 9.27**	**$ 10.73**		
Future Liabilities												
OZ Taxes							**$ (16,942,149)**	**$ (16,942,149)**	**$ (0.89)**	**$ (0.89)**	$20.5m in OZ taxes due in q1 2027 discounted back at 10%	
							Total		**Per Share**			
Sum of the Parts							$ 668,710,224	$ 756,836,815	$ 35.03	$ 39.65		

[5] $/SF value based on management's submarket analysis

FRP HOLDINGS, INC.

INVESTOR DAY 2025 40

FRP HOLDINGS, INC. FRPH Development 41 2025 – 2030 Development Details Category Project Name Constr. Start FRP Equity FRP Debt Stabilization Pro Rata NOI @ Stabilization Industrial Chelsea Business Center 2023 - - 2026 - Industrial LakeLand Industrial JV 2025 - - 2027 - Industrial Davie Industrial JV 2025 - - 2027 - Industrial Cranberry Business Center PH2.1 2026 - - 2028 - Industrial Mechanics Valley - North East 2028 - - 2030 - Total $127m – $140m $87m - $96m $13.4m - $14.8m Multifamily Woven 2025 - - 2028 - Multifamily Estero Ph1 2025 - - 2028 - Multifamily RiverFront PHIV 2026 - - 2029 - Multifamily Estero Ph2 2027 - - 2030 - Total $89m – $99m $108m - $120m $12.8m – $14.0m Planned Development Details Project Name Constr. Start FRP Equity FRP Debt Stabilization Pro Rata NOI @ Stabilization TBD Industrial JV 1 2027 - - 2029 - TBD Industrial Spec 1 2028 - - 2030 - Total $43m - $47m $20m - $22m $4.4m - $4.8m INVESTOR DAY 2025

2025 Non-GAAP Financial Matters

NET OPERATING INCOME RECONCILIATION						
Three months ended 3/31/25 (in thousands)	Industrial and Commercial Segment	Development Segment	Multifamily Segment	Mining Royalties Segment	Unallocated Corporate Expense	FRP Holdings Totals
Net Income (loss)	$492	905	(1,169)	2,259	(850)	1,637
Income Tax Allocation	151	278	(369)	694	(228)	526
Income (loss) before income taxes	643	1,183	(1,538)	2,953	(1,078)	2,163
Less:						
Gain on sale of real estate						
Unrealized rents	(105)		(3)	—		12
Interest income		1,027			1,534	2,561
Plus:						
Unrealized rents	—	—	—	1,765	—	1,765
Loss on sale of real estate	—	—	—	—	—	—
Equity in loss of Joint Ventures	—	(71)	2,090	12		2,031
Professional fees – other			31			31
Interest Expense	—	—	657	—	38	695
Depreciation/Amortization	391	43	1,995	178		2,607
General & administrative	—	—	—	—	2,574	2,574
Net Operating Income	1,139	128	3,238	3,284	—	7,789
NOI of noncontrolling interest			(1,478)			(1,478)
Pro rata NOI from unconsolidated joint ventures		183	2,870			3,053
Pro rata net operating income	$1,139	311	4,630	3,284	—	9,364

FRP HOLDINGS, INC.

INVESTOR DAY 2025 42

2024 Non-GAAP Financial Matters

NET OPERATING INCOME RECONCILIATION						
Three months ended 3/31/24 (in thousands)	Industrial and Commercial Segment	Development Segment	Multifamily Segment	Mining Royalties Segment	Unallocated Corporate Expense	FRP Holdings Totals
Net Income (loss)	$430	(1,186)	(1,254)	1,862	1,483	1,335
Income Tax Allocation	132	(364)	(396)	572	456	400
Income (loss) before income taxes	562	(1,550)	(1,650)	2,434	1,939	1,735
Less:						
Gain on sale of real estate						
Unrealized rents	16	—	9	113	—	138
Interest income	—	802	—	—	1,981	2,783
Plus:						
Unrealized rents	—	—	—	—	—	—
Loss on sale of real estate	—	—	—	—	—	—
Equity in loss of Joint Ventures	—	1,014	1,993	12	—	3,019
Professional fees – other	—	—	12	—	—	12
Interest Expense			869	—	42	911
Depreciation/Amortization	363	42	1,981	149	—	2,535
General & administrative	250	1,278	236	278	—	2,042
Net Operating Income	1,159	(18)	3,432	2,760	—	7,333
NOI of noncontrolling interest	—	—	(1,562)	—	—	(1,562)
Pro rata NOI from unconsolidated joint ventures	—	144	2,619	—	—	2,763
Pro rata net operating income	$1,159	126	4,489	2,760	—	8,534

FRP HOLDINGS, INC.

INVESTOR DAY 2025 43

FRP HOLDINGS, INC. 2025 Revenue Reconciliation 44 REVENUE RECONCILIATION Three months ended 3/31/25 (in thousands) Industrial and Commercial Segment Development Segment Multifamily Segment Mining Royalties Segment FRP Holdings Totals Revenue (GAAP) $1,347 301 5,424 3,234 10,306 Less: Partners’ Share of Dock & Maren’s Revenue (consolidated) — — 2,468 — 2,468 Plus: FRP’s Share of Bryant Street JVs Revenue — 2,914 — 2,914 FRP’s Share of Riverside JVs Revenue — — — — — FRP’s Share of 408 Jackson JVs Revenue — — — — — FRP’s Share of Verge JVs Revenue — — 1,395 — 1,395 FRP’s Share of Windlass Run JVs Revenue — 242 — — 242 FRP’s Share of Greenville JVs Revenue — — 1,040 — 1,040 Pro rata revenue $1,347 543 8,305 3,234 13,429 INVESTOR DAY 2025

FRP HOLDINGS, INC. 2024 Revenue Reconciliation 45 REVENUE RECONCILIATION Three months ended 3/31/24 (in thousands) Industrial and Commercial Segment Development Segment Multifamily Segment Mining Royalties Segment FRP Holdings Totals Revenue (GAAP) $1,453 303 5,414 2,963 10,133 Less: Partners’ Share of Dock & Maren’s Revenue (consolidated) — — 2,464 — 2,464 Plus: FRP’s Share of Bryant Street JVs Revenue — — 2,766 — 2,766 FRP’s Share of Riverside JVs Revenue — — — — — FRP’s Share of 408 Jackson JVs Revenue — — — — — FRP’s Share of Verge JVs Revenue — — 1,220 — 1,220 FRP’s Share of Windlass Run JVs Revenue — 216 — — 216 FRP’s Share of Greenville JVs Revenue — — 946 — 946 Pro rata revenue $1,453 519 7,883 2,963 12,818 INVESTOR DAY 2025